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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 31, 2005


                               LL&E ROYALTY TRUST
             (Exact name of Registrant as specified in its charter)


                TEXAS                      1-8518            76-6007940
    (State or other jurisdiction of     (Commission       (I.R.S. Employer
     incorporation or organization)     File Number)     Identification No.)



                        JPMORGAN CHASE BANK, N.A. TRUSTEE
                          INSTITUTIONAL TRUST SERVICES
                                   700 LAVACA
                               AUSTIN, TEXAS 78701
                    (Address of principal executive offices)


       Registrant's Telephone Number, including area code: (800) 852-1422


                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE.

         Attached as Exhibit 99.1 is a press release issued on behalf of the Registrant. The information furnished is not deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    Exhibits.

                99.1    LL&E Royalty Trust Press Release dated October 31, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        LL&E ROYALTY TRUST

                                        By: JPMORGAN CHASE BANK, N.A.,
                                            AS TRUSTEE



                                        By: /s/ Mike Ulrich
                                            ------------------------------------
                                        Name:   Mike Ulrich
                                        Title:  Vice President

Date: October 31, 2005

                                 EXHIBIT INDEX


Exhibit
Number                   Description
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 99.1        Press Release dated October 31, 2005.